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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 22, 1998
                                                       -------------------


                                THE GEON COMPANY
                                ----------------
               (Exact name of registrant as specified in charter)



   Delaware                         1-11804                   34-1730488
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)



                One Geon Center, Avon Lake, Ohio        44012
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           (Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code     440-930-1001
                                                         ----------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events
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         The Geon Company (NYSE: GON) announced that it has signed a definitive agreement with Occidental Chemical Corporation (OxyChem), a subsidiary of Occidental Petroleum Corporation (NYSE: OXY), to implement their proposed joint ventures and to transfer certain businesses to Geon.

Item 7(c).    Financial Statements, Pro Forma Financial Information and Exhibits
----------    ------------------------------------------------------------------

Exhibit 99.1 Press Release of December 22, 1998 announcing the signing of a definitive agreement with Occidental Chemical Corporation to form joint venture.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE GEON COMPANY




                                             By      \s\ Gregory L. Rutman
                                                --------------------------------
                                             Secretary



Dated  December 23, 1998